DREYFUS INTERNATIONAL GROWTH FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

           As a shareholder of Dreyfus International Growth Fund (the "Fund"), you are being asked to vote on a Plan of Reorganization for the Fund under which all of the Fund's assets would be transferred in a tax-free reorganization to Dreyfus Founders International Equity Fund (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund. If the Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has substantially similar investment objectives and management policies as the Fund. The Acquiring Fund is a series of Dreyfus Founders Funds, Inc., and the Fund is a series of Dreyfus International Funds, Inc. (the "Company").

           After careful review, the Company's Board of Directors has approved the proposed reorganization. The Company's Directors believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Your vote is important. Please take a moment to sign and return your proxy card in the enclosed postage-paid return envelope. The Fund also may solicit proxies by letter or telephone. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

          Further information about the reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely, Michael A. Rosenberg Secretary

July 11, 2001

TRANSFER OF THE ASSETS OF
DREYFUS INTERNATIONAL GROWTH FUND
(a series of Dreyfus International Funds, Inc.)

TO AND IN EXCHANGE FOR CLASS A SHARES OF
DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
(a series of Dreyfus Founders Funds, Inc.)

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it would also be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Founders International Equity Fund on or about September 14, 2001 (“Closing Date”) and will no longer be a shareholder of the Fund, which will cease operations pursuant to the proposed reorganization. You will receive Class A shares of Dreyfus Founders International Equity Fund with a value equal to the value of your investment in the Fund as of the Closing Date. No sales charge will be imposed at the time of the transaction, nor will you be subject to a sales charge on any additional investments you make in Class A shares of Dreyfus Founders International Equity Fund for as long as your account is open.

WHAT ARE THE BENEFITS OF THIS REORGANIZATION FOR ME?

The Fund’s Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially the same investment goals in a larger combined fund that has a lower expense ratio.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

The investment goal of each fund is to provide long-term capital growth. The investment policies and restrictions of each fund (and related risks), however, are not identical. The Dreyfus Corporation (“Dreyfus”) is the Fund’s investment adviser. Founders Asset Management LLC, an affiliate of Dreyfus, is the investment adviser for Dreyfus Founders International Equity Fund. Douglas A. Loeffler is the portfolio manager for both funds. Since Dreyfus Founders International Equity Fund would be the surviving entity in the reorganization, its investment policies and restrictions would continue in effect following the reorganization. For additional information regarding the differences between the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

Subject to shareholder approval, the proposed fund reorganization will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization. Since Dreyfus Founders International Equity Fund intends to distribute any net investment income and net realized capital gains in December 2001, Fund shareholders could receive two taxable distributions on their investments this year if the reorganization is approved.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. If the reorganization is approved, you will continue to enjoy the same shareholder privileges such as the Exchange Privilege, TeleTransfer Privilege, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit Privilege, Dividend Sweep, Auto-Exchange Privilege and Automatic Withdrawal Plan.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, including a possible lower operating expense ratio, expenses relating to the proposed reorganization will be split proportionately between the funds, based on the net assets of each fund on the date of the reorganization.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Board of Directors recommends that you vote FOR the reorganization. The Directors believe the reorganization is in the best interests of the Fund and its shareholders.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS INTERNATIONAL GROWTH FUND
(A Series of Dreyfus International Funds, Inc.)

Notice of Special Meeting of Shareholders

To the Shareholders:

           A Special Meeting of Shareholders of Dreyfus International Growth Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Friday, September 14, 2001, at 10:00 a.m., Eastern time, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to Dreyfus Founders International Equity Fund (the “Acquiring Fund”) in exchange for the Acquiring Fund’s Class A shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Exchange”). Class A shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on June 29, 2001, will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Michael A. Rosenberg Secretary

New York, New York
July 11, 2001

WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS INTERNATIONAL GROWTH FUND
(a Series of Dreyfus International Funds, Inc.)

To and in Exchange for Class A Shares of

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
(a Series of Dreyfus Founders Funds, Inc.)

PROSPECTUS/PROXY STATEMENT

June 25, 2001

Special Meeting of Shareholders
to be held on Friday, September 14, 2001

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus International Funds, Inc. (the "Company"), on behalf of Dreyfus International Growth Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, September 14, 2001, at 10:00 a.m., Eastern time, and at any adjournment thereof, at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on June 29, 2001, are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets, subject to liabilities, to Dreyfus Founders International Equity Fund (the "Acquiring Fund") in exchange for Class A shares of the Acquiring Fund, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

           This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated June 25, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end, management investment companies. The Fund is advised by The Dreyfus Corporation ("Dreyfus") and the Acquiring Fund is advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus. The Acquiring Fund's address is 2930 East Third Avenue, Denver, Colorado 80206, and its phone number is 1-800-525-2440. The funds have the same portfolio manager and investment objective and substantially similar management policies. However, the investment policies and restrictions of each fund (and related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated May 1, 2001 and the Acquiring Fund's Annual Report for its fiscal year ended December 31, 2000, including its audited financial statements for the fiscal year, each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated in this Prospectus/Proxy Statement by reference. For a free copy of the Fund's Prospectus dated October 1, 2000, the Annual Report for the fiscal year ended May 31, 2000 and the Semi-Annual report for the six months ended November 30, 2000, write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of June 11, 2001, there were 4,211,750.0750 Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about July 18, 2001.

TABLE OF CONTENTS

Summary

Reasons for the Exchange

Information about the Exchange

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization
7 18 19 21 21 23 23 24 A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Company's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund will assign, transfer and convey to the Acquiring Fund all of the assets (subject to liabilities) of the Fund, including all securities and cash, in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of Class A shares (or fractions thereof) of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be terminated as a series of the Company and cease operations.

           As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

           The Company's Board has concluded unanimously that the Exchange would be in the best interests of shareholders of the Fund and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

           Tax Consequences. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund's shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

           Comparison of the Fund and Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in those Prospectuses, which are incorporated herein by reference.

           Goal/Approach. Both the Fund and Acquiring Fund seek long-term capital growth.

           To pursue their goals, the Acquiring Fund and the Fund each invest primarily in equity securities of issuers that have their principal business activities outside the United States. Specifically, the Acquiring Fund normally invests at least 65% of its total assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. Similarly, the Fund invests at least 65% of its total assets in equity securities of foreign issuers, including foreign companies. Though not specifically limited, the Fund ordinarily invests in companies in at least three foreign countries. Moreover, although the Fund expects to invest primarily in the stocks of companies located in developed countries, it also may invest in the securities of companies in or governments of emerging market countries. The equity securities in which the funds may invest include common stocks, preferred stocks and convertible securities. Each fund may invest in American Depositary Receipts and American Depositary Shares, which are subject to many of the same risks as direct investments in foreign securities.

           In managing the Acquiring Fund, Founders determines whether an issuer's principal activities are outside of the United States based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange, but also may be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. securities markets. The Acquiring Fund will not invest more than 50% of its assets in the securities of issuers in any one foreign country. Although the Acquiring Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.

           The Acquiring Fund and Fund are managed using a "growth style" of investing. The portfolio manager for the Acquiring Fund and the Fund uses a "bottom-up" approach, focusing on individual stock selection rather than on macroeconomic factors, to choose stocks of companies whose revenue growth and earnings growth appear to be faster than those of industry peers or the local market.

           The Fund and the Acquiring Fund may engage in foreign currency transactions and in futures and options transactions. Each of the Acquiring Fund and the Fund may employ these strategies to hedge its portfolio. The Fund also may use them to increase returns. The Acquiring Fund may use them only as a hedging strategy and not for speculative purposes. Each fund also may lend portfolio securities and the Fund may borrow money for investment purposes. The Acquiring Fund may engage in short-selling securities, if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

           The Fund is a non-diversified investment company, and the Acquiring Fund is a diversified investment company. As a non-diversified fund, the Fund may own larger positions in a smaller number of securities than a diversified fund. This means that an increase or decrease in the value of a single security could have a greater impact on the Fund's net asset value and total return than in a diversified fund. As a diversified fund, the Acquiring Fund is required under the 1940 Act to spread its investments among more issuers.

           For more information on either the Fund's or Acquiring Fund's management policies, see "Goal/Approach" in the Fund's Prospectus and "Investment Approach" in the Acquiring Fund's Prospectus and "Description of the Company and Funds" in the Fund's Statement of Additional Information and "Investment Strategies and Risks" in the Acquiring Fund's Statement of Additional Information.

           Main Risks. The risks associated with an investment in the Acquiring Fund and Fund are substantially similar. While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The performance of the Fund and Acquiring Fund will be influenced by political, social and economic risks affecting foreign companies throughout the world. The value of your investment in the Acquiring Fund, as in the Fund, will go up and down (sometimes dramatically), which means that you could lose money.

           Investments in foreign securities involve different risks than U.S. investments. These risks include:

•	Market Risk. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.

•	Regulatory Risk. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards are generally less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. Each fund may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

•	Currency Risk. The assets of the Acquiring Fund and the Fund are invested primarily in foreign securities. Since substantially all of their revenue is received in foreign currencies, each fund’s net asset value will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. Each fund pays dividends in U.S. dollars and incurs currency conversion costs.

•	Political Risk. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of assets of each fund; and political, economic, or social instability.

•	Sector Risk. Securities of companies within specific sectors of the economy can perform differently from the overall market. The technology sector’s performance in recent years is an example. Certain sectors may perform differently from the broader market due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Acquiring Fund and the Fund may own more securities in certain industry sectors than others, each fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the fund.

•	Initial Public Offerings. Each fund may invest in initial public offerings (“IPOs”). The effect of IPOs on a fund’s performance depends on a variety of factors, including the number of IPOs in which the fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Part of the historical performance of each of the Acquiring Fund and the Fund is due to such fund’s purchase of securities sold in IPOs. There is no guarantee that investments in IPOs, if any, will continue to have a similar impact on a fund’s performance.

•	Some foreign companies may exclude U.S. investors, such as the funds, from participating in beneficial corporate actions, such as rights offerings. As a result, the funds may not realize the same value from a foreign investment as shareholders residing in that country.

           In addition, the Fund and the Acquiring Fund may invest in the stocks of companies located in countries with emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations.

           The Acquiring Fund and the Fund invest in growth companies. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors may punish the stock prices inordinately, even if the earnings show an absolute increase. Growth company stocks typically lack the dividend yield that could cushion stock prices in market downturns.

           The Fund and the Acquiring Fund may engage in foreign currency transactions. While used primarily to hedge a fund's portfolio and manage exposure to certain foreign markets, such transactions can increase the fund's volatility and lower its returns.

           The Fund, and the Acquiring Fund at times, may use derivatives, such as options and futures, to hedge their portfolios, and the Fund also may use such derivatives to increase returns. Derivatives can be illiquid and highly volatile. A small investment in certain derivatives could have a potentially large impact on performance.

           The Fund can buy securities with borrowed money (which is a form of leverage), which could have the effect of magnifying gains or losses. While the Acquiring Fund is permitted to borrow money for any purpose, including for investment purposes, it currently intends to borrow money only for temporary or emergency purposes and has a policy that it will not make any additional investments when borrowings exceed 5% of the Acquiring Fund's total assets.

           At times, the Fund and the Acquiring Fund may engage in short-term trading, which could produce higher brokerage costs and taxable distributions, and lower after-tax performance accordingly.

           Under adverse market conditions, the Fund or the Acquiring Fund each could invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. Although the Fund or Acquiring Fund would do this to avoid losses, it could have the effect of reducing the benefit from any upswing in the market. To the extent a fund invests defensively in these securities, it might not achieve its investment objective. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           See "Main Risks" in the relevant Prospectus and "Investment Strategies and Risks" in the Acquiring Fund's Statement of Additional Information and "Description of the Company and Funds" in the Fund's Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. The Fund's shares are offered at net asset value per share ("NAV") without a sales charge (load). Class A shares of the Acquiring Fund are subject to a maximum front-end sales charge of 5.75% of the offering price. In addition, Class A shares of the Acquiring Fund purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to a 1% contingent deferred sales charge ("CDSC"). However, Class A shares of the Acquiring Fund received by Fund shareholders in the Exchange will NOT be subject to a front-end sales charge or CDSC. In addition, each Fund --- shareholder who participates in the Exchange will be able to purchase at NAV (without the imposition of any front-end sales charge or CDSC) additional Class A shares of the Acquiring Fund for such shareholder's account opened at the time of the Exchange. See "Account Policies--Share Class Charges" in the Acquiring Fund's Prospectus for a discussion of the initial sales charge and CDSC imposed on Class A shares of the Acquiring Fund.

           Fees and Expenses. The following information concerning fees and expenses of the Fund and the Acquiring Fund is derived primarily from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses set forth below are for the fiscal year ended May 31, 2000 for the Fund and December 31, 2000 for the Acquiring Fund, except that annual operating expenses for the Acquiring Fund have been restated to reflect a contractual agreement by Founders, effective April 1, 2001, to waive that portion of the Acquiring Fund's management fee which exceeds 0.75% of the Acquiring Fund's average daily net assets, and to limit total annual fund operating expenses (with reimbursements, waivers, and credits) of the Acquiring Fund's Class A shares to 1.40% of the Acquiring Fund's average daily net assets. Because the Exchange will result in a larger combined fund that has a lower expense ratio, it also may benefit Founders since an effect would be to reduce the amount of expenses Founders is required to absorb under such expense limitation. The "Pro Forma After Exchange" operating expenses information is based on the net assets and expense accruals of the Fund and the Acquiring Fund as of December 31, 2000, as adjusted showing the effect of the Exchange had it occurred on such date. The Fund charges a 1% redemption fee when shareholders sell or exchange Fund shares owned for less than six months. The redemption fee is paid from the shareholder's Fund account. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):

                                                                        Pro Forma
                                                                          After
                                                    Acquiring            Exchange
                                Fund                  Fund             Acquiring Fund
                                Shares            Class A Shares       Class A Shares
                                ------           --------------        --------------
Management fees                  0.75%                0.75%                0.75%
Rule 12b-1 fee                   0.50%                None                  None
Shareholder services fee         0.25%                0.25%                0.25%
Other expenses                   0.48%                0.57%                0.52%
Total                            1.98%                1.57%                1.52%
Less Fee Waivers                  --                (0.17)%               (0.12)%
Net Expenses                     1.98%                1.40%                1.40%

Example

           This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because each Fund shareholder who participates in the Exchange will be able to purchase additional Class A shares in such accounts at NAV without the imposition of any front-end sales charge or CDSC, the example does not reflect the sales charges otherwise applicable to Class A shareholders (if the sales charge was reflected, the figures would be higher). The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                                                    Acquiring Fund
                                                                    Class A Shares
                                          Acquiring Fund              Pro Forma
                   Fund Shares            Class A Shares           After Exchange
1 Year                $201                     $143                       $143
3 Years               $621                     $443                       $443
5 Years             $1,068                     $766                       $766
10 Years            $2,306                   $1,680                     $1,680

           Past Performance. The bar charts and table below provide an indication of the risks of investing in the Acquiring Fund. The first bar chart shows the Acquiring Fund's Class A performance for its first full calendar year of operations. As Class A has only one full calendar year of operations, the second bar chart is provided to show the changes in the year to year performance of the Acquiring Fund's Class F shares, which are not offered in the Exchange. The table compares the average annual total return of the Acquiring Fund's Class A shares and Class F shares to that of the Morgan Stanley Capital International (MSCI) World ex. U.S. Index, an unmanaged index of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand and the Far East. The charts and table assume reinvestment of dividends and distributions. Because each Fund shareholder who participates in the Exchange will be able to purchase additional Class A shares in such accounts at NAV, sales loads are not reflected in the charts or table; if they were, the returns would have been lower. The performance of Class A shares will vary from, and may be lower than, the performance of Class F shares due to differences in sales charges and expenses. For performance information of the Fund, see the Fund's Prospectus under the caption "Past Performance." Of course, past performance is no guarantee of future results.

Class A Shares of the Acquiring Fund
Year-by-year Total Return as of 12/31 Each Year (%)

                                                                     -17.60
 `91     `92    `93     `94     `95      `96     `97    `98    `99    `00

Best Quarter:                   Q1 `00     4.43%
Worst Quarter:                  Q4 `00    -8.66%

The Year-to-date Total Return for Class A Shares of the Acquiring Fund as of 6/30/01 was -20.18%.

Class F Shares of the Acquiring Fund
Year-by-year total return as of 12/31 Each Year (%)

                                           18.60  16.10  17.01   58.71    -17.65
`91       `92    `93       `94       `95    `96    `97    `98    `99       `00

Best Quarter:                    Q4 `99         39.78%
Worst Quarter:                   Q3 `98        -14.58%

The Year-to-date total return for Class F shares of the Acquiring Fund as of 6/30/01 was -20.14%.

Average annual total return as of 12/31/00

                                       1 Year         5 Years        Since Inception

Class A Shares (without sales         -17.60%          N/A          -17.60% (12/31/99)
charge)

Class F Shares (without sales         -17.65%         16.06%         16.06% (12/29/95)
charge)

MSCI World ex. U.S. Index             -13.37%          7.54%         7.54%*

____________________

*      For comparative purposes, the value of the index on 12/31/95 is used as the beginning value on 12/29/95.

           Investment Restrictions. The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that cannot be changed without shareholder approval. One such fundamental policy is a fund's classification as either a diversified or non-diversified investment company. The Acquiring Fund is a diversified investment company which may not invest more than 5% of the value of its assets in the obligations of a single issuer. The Fund is a non-diversified investment company, meaning the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, each fund seeks to meet the diversification requirements of the Internal Revenue Code and qualify as a regulated investment company. To meet Federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer.

           Investment Adviser. The investment adviser for the Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $165 billion in over 190 mutual fund portfolios. Dreyfus is an indirect subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $520 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

           The investment adviser for the Acquiring Fund is Founders, located at 2930 East Third Avenue, Denver, Colorado 80206. Founders is the growth specialist affiliate of Dreyfus and is 90%-owned by Mellon Bank, N.A., which is wholly-owned by Mellon. Founders and its predecessor companies have operated as investment advisers since 1938. As of December 31, 2000, Founders managed mutual funds and other client accounts having aggregate assets of approximately $7.1 billion. For the fiscal year ended December 31, 2000, the Acquiring Fund paid Founders a management fee at the annual rate of 1.00% of the Acquiring Fund's average daily net assets. Effective April 1, 2001, Founders has agreed to waive that portion of the Acquiring Fund's management fee which exceeds 0.75% of average net assets.

           To facilitate day-to-day management of the Acquiring Fund, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, portfolio traders, and research analysts. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio manager. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

           Portfolio Manager. Douglas A. Loeffler has served as the Fund's portfolio manager since February 1999 and the Acquiring Fund's portfolio manager since 1997. He joined Founders in 1995 as a senior international equities analyst and has been employed by Dreyfus since February 1999.

           Board Members. The Acquiring Fund and the Fund each have different Board members. For a description of the Board members, see the Acquiring Fund's Statement of Additional Information under the caption "Directors and Officers" and the Fund's Statement of Additional Information under the caption "Management of the Company."

           Capitalization. The Fund is authorized to issue one class of shares. The Acquiring Fund's shares are classified into six classes--Class A, Class B, Class C, Class F, Class R and Class T. The following table sets forth, as of April 30, 2001, (1) the capitalization of the Fund, (2) the capitalization of Class A shares of the Acquiring Fund and (3) the pro forma capitalization of Class A shares of the Acquiring Fund, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                    Pro Forma After
                                           Acquiring Fund          Exchange Acquiring
                             Fund          Class A  Shares         Fund Class A Shares

Total net assets          $40,230,777        $3,630,524                $43,861,301

Net asset value
  per share                     $9.12            $12.72                     $12.72

Shares outstanding          4,411,827           285,471                   3,448,215

           Total net assets of the Acquiring Fund (Classes A, B, C, F, R and T), as of April 30, 2001, were approximately $46,863,898.

           Purchase Procedures. The purchase procedures of the Fund and Acquiring Fund are substantially similar, but differ in that the Acquiring Fund's shares are primarily offered to persons investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Each share class of the Acquiring Fund has its own fee structure. See "Sales Charges" above and "Account Policies - Buying Shares" in the Acquiring Fund's Prospectus for a description of the sales charges and CDSCs imposed on Acquiring Fund shares. The Fund's shares are offered to the public at net asset value per share. See "Account Policies - Buying Shares" in the Fund's Prospectus.

           Redemption Procedures. The redemption procedures of the Fund and Acquiring Fund are substantially similar, but differ in that the Fund currently charges a 1.00% redemption fee on shares sold within six months of their purchase. This redemption fee is deducted from the proceeds of such redemptions and retained by the Fund. The redemption fee is not charged upon the redemption of shares purchased through omnibus accounts, nor is it used to pay fees imposed for various Fund services. This redemption fee will not be imposed on Fund shares --- redeemed after the date of this Prospectus/Proxy Statement. Other than the CDSCs discussed under "Sales Charges" above, the Acquiring Fund does not impose any charge or fee upon redemption of shares. See "Account Policies--Selling Shares" and "Instructions for Regular Accounts" or "Instructions for IRAs" in the relevant Prospectus for a discussion of redemption procedures.

           Rule 12B-1 Plan. The Fund has adopted a Rule 12b-1 plan in which the Fund pays an annual fee to the distributor for distributing Fund shares and advertising and marketing relating to the Fund at the annual rate of 0.50% of the Fund's average daily net assets. Because this fee is paid on an ongoing basis out of the Fund's assets, over time it increases the cost of an investment in the Fund and may cost investors more than paying other types of sales charges. The Acquiring Fund's Class A shares are not subject to a Rule 12b-1 plan, but are subject to a Shareholder Servicing Plan described below. Fund shares also are subject to a Shareholder Servicing Plan described below. See "Distribution Plan and Shareholder Services Plan" in the Fund's Statement of Additional Information for a discussion of the Fund's Rule 12b-1 plan.

           Shareholder Services Plan. Each of the Fund and the Acquiring Fund with respect to its Class A shares has adopted a Shareholder Services Plan, pursuant to which it pays the distributor a fee at the annual rate of 0.25% of the value of the average daily net assets of the Fund and Class A shares of the Acquiring Fund, respectively, for shareholder account maintenance and service. See "Distribution Plan and Shareholder Services Plan" in the Fund's Statement of Additional Information for a discussion of the Fund's Shareholder Services Plan and "Distribution Plans and Shareholder Services Plan -- Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's Shareholder Services Plan.

           Distributions. The dividend and distributions policies of the Fund and the Acquiring Fund are substantially the same. Although they may do so more frequently, each fund anticipates paying its shareholders any dividends or distributions once a year; the Acquiring Fund intends to make such dividends and distributions in December of each year. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies. The actual amounts of dividends or distributions paid per share by the Fund and the Acquiring Fund are different. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the Reorganization. Since the Acquiring Fund intends to distribute any net investment income and net realized capital gains in December 2001, Fund shareholders could receive two taxable distributions on their investments this year if the Reorganization is approved.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus for a further discussion of the shareholder services offered.

REASONS FOR THE EXCHANGE

           The Board members for the Fund and the Acquiring Fund have concluded that the Exchange is in the best interests of the funds and their respective shareholders. Each Board believes that the Exchange will permit shareholders to pursue substantially similar investment goals in a larger fund without diluting such shareholders' interests. As of April 30, 2001, the Fund had assets under management of approximately $40.2 million and the Acquiring Fund had assets under management of approximately $46.9 million. Also, the expense ratio of Class A shares of the Acquiring Fund is lower than that of the Fund.

           In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the tax consequences of the Exchange; (5) the historical performance of the Fund and the Acquiring Fund; and (6) the estimated costs to be incurred by the Fund and the Acquiring Fund in connection with the Exchange.

INFORMATION ABOUT THE EXCHANGE

           Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on or about September 21, 2001, or such other date as may be agreed upon by the duly authorized officers of the parties (the "Closing Date"). The number of Class A shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund's shares and Class A shares of the Acquiring Fund, computed on the Closing Date as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., Eastern time). Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies--Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Pricing of Shares" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

           As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Class A shares of the Acquiring Fund received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Class A shares of the Acquiring Fund due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company and cease operations.

           The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties.

           The total expenses of the Exchange are expected to be approximately $71,000, which will be borne pro rata according to the aggregate net assets of the Acquiring Fund and Fund.

           If the Exchange is not approved by the Fund's shareholders, the Fund's Board will consider other appropriate courses of action, including liquidating the Fund.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Acquiring Fund and the Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code with respect to the Fund; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by each Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

Required Vote and Board’s Recommendation

           The Fund's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Fund's best interests and (ii) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Company's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

THE FUND’S BOARD, INCLUDING THE “NON-INTERESTED” BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
APPROVAL OF THE PLAN AND THE EXCHANGE.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of its Registration Statement on Form N-1A (File No. 2-17531). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Fund's Registration Statement on Form N-1A (File No. 33-58248).

           The Acquiring Fund and the Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Acquiring Fund or the Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Certain fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mail, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee names may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, the cost of which is estimated to be approximately $15,000.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

           If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of more than one-third of the outstanding Fund shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

           As of June 11, 2001, no shareholders were known by the Fund to own of record 5% or more of the outstanding voting shares of the Fund.

           As of June 11, 2001, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of Class A:

      Name and Address                      Percentage Outstanding
      ----------------                      ----------------------
                                          Before Exchange Acquiring     After Exchange Acquiring
                                          Fund Class A Shares           Fund Class A Shares
                                         --------------------------    -------------------------
     Merrill, Lynch, Pierce, Fenner       18.3623% of shares                1.6540% of shares
     & Smith Inc. for the
     Sole Benefit of its Customers
     Attn: Fund Administration
           4800 Deer Lake DR E FL 3
           Jacksonville, FL 32246-6484

     First Clearing Corporation            9.1527% of shares                 .8244% of shares
     RJML, Limited
     17245 State HWY 56 West
     Sherman, TX 75092-6526

           As of June 11, 2001, Directors and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of June 11, 2001, Directors and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended May 31, 2000, have been incorporated herein by reference in reliance upon the report of Ernst & Young LLP, the Fund's independent auditors, given on their authority as experts in accounting and auditing and the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2000, have been incorporated herein by reference in reliance upon the authority of the report given by PricewaterhouseCoopers LLP, the Acquiring Fund's independent auditors, as experts in accounting and auditing.

OTHER MATTERS

           The Fund's Directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated May 21, 2001 (the "Agreement"), between DREYFUS INTERNATIONAL FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS INTERNATIONAL GROWTH FUND (the "Fund"), and DREYFUS FOUNDERS FUNDS, INC. (the "Founders Fund"), a Maryland corporation, on behalf of DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND (the "Acquiring Fund").

           This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund in exchange solely for Class A shares of common stock, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

           WHEREAS, the Fund is a non-diversified series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a diversified series of the Founders Fund, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their respective shares of common stock;

           WHEREAS, the Founders Fund's Board has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

           WHEREAS, the Company's Board has determined that the exchange of all of the assets and certain of the liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

           1.1      Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2      The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3      Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4       The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5      As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

           1.6      Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Class A transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

           1.7      Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8      Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

           2.      VALUATION.

           2.1      The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Founders Fund's Articles of Incorporation, as amended (the "Founders Fund's Charter"), and the Acquiring Fund's then-current prospectus or statement of additional information.

           2.2      The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Founders Fund's Charter and the Acquiring Fund's then-current prospectus or statement of additional information.

           2.3      The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

           2.4      All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

           3.      CLOSING AND CLOSING DATE.

           3.1      The Closing Date shall be September 21, 2001, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 4:30 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2      The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

           3.3      If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4      The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Fund, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.      REPRESENTATIONS AND WARRANTIES.

           4.1    The Company, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

                 (a) The Fund is a series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

                 (b) The Company is registered under the Investment Company Act of 1940, as amended the “1940 Act”), as an open-end, management investment company, of which the Fund is a duly established and designated separate non-diversified series, and such registration has not been revoked or rescinded and is in full force and effect.

                 (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                 (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company’s Articles of Incorporation, as amended (the “Company’s Charter”), or the Company’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

                 (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                 (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                 (g) The Statements of Assets and Liabilities of the Fund for the five fiscal years ended May 31, 2000, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                 (h) Since May 31, 2000, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statements of assets and liabilities referred to in Sections 1.2 and 4.1(g) hereof.

                 (i) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such date shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                 (j) For each fiscal year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                 (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

                 (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                 (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and Fund shareholders and, subject to the approval of the Fund Shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                 (n) The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2      The Founders Fund, on behalf of the Acquiring Fund, represents and warrants to the Fund as follows:

                 (a) The Acquiring Fund is a series of the Founders Fund, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                 (b) The Founders Fund is registered under the 1940 Act as an open-end management investment company, of which the Acquiring Fund is a duly established and designated separate, diversified series, and such registration has not been revoked or rescinded and is in full force and effect.

                 (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                 (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Founders Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                 (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                 (f) The Statements of Assets and Liabilities of the Acquiring Fund for the five fiscal years ended December 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                 (g) Since December 31, 2000, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

                 (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                 (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                 (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                 (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Founders Fund’s Board, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                 (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          5.      COVENANTS OF THE ACQUIRING FUND AND THE FUND.

           5.1      The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

           5.2      The Company will call a meeting of the Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3      Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4      As promptly as practicable, but in any case within 60 days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

           5.5      The Company will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

           The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1      All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2      The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

           6.3      The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company made in this Agreement on behalf of the Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

           7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

           The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1      All representations and warranties of the Founders Fund, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2      The Founders Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Founders Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Founders Fund made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

           8.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE FUND.

           If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1      This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter.

           8.2      On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3      All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4      The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5      The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund Shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

           8.6      The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

                (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) No gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

                No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

          9.      TERMINATION OF AGREEMENT.

          9.1       This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or the Board of the Founders Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund shareholders) if circumstances should develop that, in the opinion of the respective party's Board, make proceeding with the Agreement inadvisable.

           9.2      If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

           10.      WAIVER.

           At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Founders Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Fund, as the case may be.

          11.      MISCELLANEOUS.

           11.1      None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           11.2      This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

           11.3      This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company and the Founders Fund shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws.

           11.4      This Agreement may be amended only by a signed writing between the parties.

           11.5      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           IN WITNESS WHEREOF, the Acquiring Fund and the Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS FOUNDERS FUNDS, INC., on behalf of Dreyfus Founders International Equity Fund By: /s/ Richard W. Sabo Richard W. Sabo President
ATTEST:	/s/ Kenneth R. Christoffersen Kenneth R. Christoffersen Secretary
DREYFUS INTERNATIONAL FUNDS, INC., on behalf of Dreyfus International Growth Fund By: /s/ Stephen E. Canter Stephen E. Canter President
ATTEST:	/s/ Michael A. Rosenberg Michael A. Rosenberg Secretary

DREYFUS INTERNATIONAL GROWTH FUND

           The undersigned shareholder of the Dreyfus International Growth Fund (the "Fund"), a series of Dreyfus International Funds, Inc. (the "Company"), hereby appoints Robert R. Mullery and Michael A. Rosenberg, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on June 29, 2001, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m., Eastern time, on Friday, September 14, 2001, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

          Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Founders International Equity Fund (the “Acquiring Fund”), providing for the transfer of all of the assets of the Fund, subject to its liabilities, in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s liabilities, and the pro rata distribution of those shares to the Fund’s shareholders and subsequent termination of the Fund.

FOR	AGAINST	ABSTAIN

|__|	|__|	|__|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ____, 2001

Signature(s)

Signature(s)

Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

June 25, 2001

Acquisition of the Assets of

DREYFUS INTERNATIONAL GROWTH FUND
(a Series of Dreyfus International Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-645-6561

By and in Exchange for Class A Shares of
DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
(a Series of Dreyfus Founders Funds, Inc.)

2930 East Third Avenue
Denver, Colorado 80206
1-800-525-2440

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 25, 2001, relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus International Growth Fund (the "Fund") in exchange for Class A shares of Dreyfus Founders International Equity Fund (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

           1.      The Acquiring Fund's Statement of Additional Information dated May 1, 2001.

           2.      The Acquiring Fund's Annual Report for the fiscal year ended December 31, 2000.

           3.      The Fund's Annual Report for the fiscal year ended May 31, 2000.

           4.      The Fund's Semi-Annual Report for the six-month period ended November 30, 2000.

           5.      Pro forma financial statements of the Acquiring Fund and Fund giving effect to the proposed Exchange.

                The Acquiring Fund's Statement of Additional Information, the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report and Semi-Annual Report and the pro forma financial statements are incorporated herein by reference. The Prospectus/Proxy Statement dated June 25, 2001 may be obtained by writing to the Fund or Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.